UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01525

ALLSTATE ASSURANCE COMPANY

SEPARATE ACCOUNT B

(Exact name of Registrant as specified in charter)

3100 Sanders Road, Suite J5B

Northbrook, IL 60062

(Address of principal executive offices)

Director of Illinois

Department of Insurance

320 West Washington Street

Springfield, IL 62767

(Name and address of agent for service)

Registrant’s telephone number, including area code: (847) 402-5000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 – June 30, 2012

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2012

Board of Managers

Separate Account B:

David G. Fussell, Chairman

H. Grant Law, Jr.

Henry E. Blaine

PRINCIPAL OFFICERS OF ALLSTATE ASSURANCE COMPANY

Anurag Chandra, Chairman of the Board, President and Chief Executive Officer

Judith P. Greffin, Executive Vice President and Chief Investment Officer

Samuel H. Pilch, Senior Group Vice President and Controller

Richard C. Crist, Jr., Senior Vice President and Chief Privacy Officer

D. Scott Harper, Senior Vice President and Assistant Treasurer

Susan L. Lees, Senior Vice President, General Counsel and Secretary

Jeffrey J. McRae, Senior Vice President and Assistant Treasurer

Harry R. Miller, Senior Vice President and Chief Risk Officer

John C. Pintozzi, Senior Vice President and Chief Financial Officer

Mario Rizzo, Senior Vice President and Treasurer

Errol Cramer, Vice President and Appointed Actuary

Angela K. Fontana, Vice President and Chief Compliance Officer

Jennifer M. Hager, Assistant Secretary

Mary J. McGinn, Assistant Secretary

Lynn M. Cirrincione, Authorized Representative

Raymond P. Thomas, Authorized Representative

ALLSTATE ASSURANCE COMPANY SEPARATE ACCOUNT B

A separate account of Allstate Assurance Company (“Company”)

This report and the financial statements attached are submitted solely for the general information of contract owners of Allstate Assurance Company Separate Account B (“Separate Account B” or “Registrant”) and are not authorized for other use.

MESSAGE TO PARTICIPANTS IN

ALLSTATE ASSURANCE COMPANY

VARIABLE ANNUITY CONTRACTS

This semi-annual report of Separate Account B contains the financial statements and portfolio information of Separate Account B for the six months ended June 30, 2012. Comparative figures that relate to Separate Account B’s activities during the six months ended 2012 are provided below.

The accumulation value for Separate Account B increased 7.12% during the first half of 2012 from $14.74 on December 31, 2011 to $15.79 on June 30, 2012. During this same period the S&P 500 index increased by a total return of 9.49%. Due to withdrawals and retirements, the number of accumulation units outstanding on June 30, 2012 was 43,079, down from 43,271 on December 31, 2011. As a result of changes in the accumulation unit value, total contract owners’ equity on June 30, 2012 was $896,543 compared to $855,834 on December 31, 2011.

The first half of C2012 appears reminiscent of last summer. Specifically, a strong early start to the year was somewhat derailed by Euro-zone debt concerns and some softness in domestic economic indicators (i.e., weaker non-farm payrolls, contraction in the Purchasing Managers Index, etc.). Nonetheless, despite a challenging second quarter in which the S&P 500 declined 2.75%, the index finished the first half up a respectable 9.5%. Looking ahead to the second half, the macro backdrop poses many uncertainties. The biggest concern – and the primary near-term driver of equity prices – remains Europe. While there is no quick fix to remedy Euro-zone challenges, several solutions have been submitted that appear reasonable (e.g., Eurobonds). In the U.S., the economic environment is somewhat more benign. Although there was some noticeable softening in the 2nd quarter, the U.S. economy is still expected to “muddle” through the year with real GDP in a 1-2% range.

Despite these well-documented macro risks, our bias towards equities as an asset class, especially large-cap bellwether stocks, remains unchanged. We believe equity valuations are cheap (the market’s P/E ratio is 15% below its 10-year average), corporate balance sheets are in immaculate condition, and other financial asset alternatives (like U.S. government bonds that trade at an equivalent 60 P/E) are very expensive. Accordingly, we are fully invested and continue to believe your portfolio is positioned properly with leading companies in their respective sectors.

Thank you for your continued support.

/s/ David G. Fussell
David G. Fussell
Chairman, Board of Managers Allstate Assurance Company Separate Account B

REMUNERATION OF MEMBERS OF THE BOARD OF MANAGERS

Unum Group paid all expenses relative to the operation of Separate Account B including Board of Managers’ fees. Accordingly, no member of the Board of Managers (“Board”) receives any remuneration from Separate Account B. Each Board member, other than David G. Fussell, receives an annual retainer of $4,500.00 for serving on the Board. Mr. Fussell received no remuneration from the Company based on his membership on the Board.

PROXY VOTING POLICIES

A description of Separate Account B’s proxy voting policy and procedures is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view a description of Separate Account B’s proxy voting policy and procedures on the SEC’s website, www.sec.gov.

Information regarding how Separate Account B voted proxies relating to portfolio securities during the most recent 12-month period ended is available via the methods noted above.

On June 25, 2012, Separate Account B held its Annual Meeting of Contract owners to vote on (i) the election of three (3) members of the Board of Managers in accordance with the Rules and Regulations of Separate Account B, (ii) the ratification of the selection and appointment of Deloitte & Touche LLP as the Independent Auditors for Separate Account B in accordance with the Rules and Regulations and (iii) the transaction of such other business as may properly come before the meeting. At the meeting, a majority of Contract owners holding outstanding interests in Separate Account B voted (i) to elect David G. Fussell, Henry E. Blaine and H. Grant Law, Jr. to the Board, and (ii) to ratify the selection and appointment of Deloitte & Touche LLP as the Independent Auditor for Separate Account B.

The final vote tallies for each item are as follows:

1. The election of three (3) members of the Board of Managers in accordance with the Rules and Regulations of Separate Account B.

	No. of Dollars	% of Outstanding Dollars	% of Dollars Voted
David G. Fussell
Affirmative	$373,416.95	56.745%	100.000%
Withhold	.00	.000%	.000%

TOTAL	$373,416.95	56.745%	100.000%
Henry E. Blaine
Affirmative	$373,416.95	56.745%	100.000%
Withhold	.00	.000%	.000%

TOTAL	$373,416.95	56.745%	100.000%
H. Grant Law, Jr.
Affirmative	$373,416.95	56.745%	100.000%
Withhold	.00	.000%	.000%

TOTAL	$373,416.95	56.745%	100.000%

2. Ratification of the selection and appointment of Deloitte & Touche LLP as the independent auditors for Separate Account B in accordance with the Rules and Regulations.

	No. of Dollars	% of Outstanding Dollars	% of Dollars Voted
Affirmative	$373,416.95	56.745%	100.000%
Withhold	.00	.000%	.000%
Abstain	.00	.000%	.000%

TOTAL	$373,416.95	56.745%	100.000%

QUARTERLY FILING REQUIREMENTS

In November 2004, Separate Account B began filing its complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q, which when filed, is available without charge, upon written request, from the Secretary of the Board of Managers. Please send a written request to the Secretary of the Board of Managers, c/o Unum Group at 1 Fountain Square, Chattanooga, Tennessee 37402. You may also view its complete schedule of investments on Form N-Q on the SEC’s website, www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) includes additional information about members of the Board of Separate Account B, and is available, without charge, upon request, toll-free at (800) 718-8824 for contract owners who call to request the SAI.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

(1) Name, Address, and Age	(2) Position(s) Held with the Separate Account	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee For Director

Henry E. Blaine (82) 403 Country Club View Drive Edwardsville, IL 62025	Member, Board of Managers	2011-2012 34 years of service	Retired - Partner, B&B Enterprises	1	None

H. Grant Law, Jr. (65) P.O. Box 1367 Chattanooga, TN 37401	Member, Board of Managers	2011-2012 20 years of service	Retired - President, Newton Chevrolet, Inc. & Newton Oldsmobile - GMC Trucks Mitsubishi, Inc.	1	None

The member of the Board listed below is an “interested person” of Separate Account B within the meaning of section 2(a)(19) of the 1940 Act.

Name, Address, and Age	Position(s) Held with Separate Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Separate Account Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee For Director

David G. Fussell (65) 259 Gnome Trail Lookout Mtn., GA 30750	Chairman, Board of Managers	2011-2012 17 years of service	Retired - Chief Investment Officer and Senior Vice President of Unum Group, Chattanooga, Tennessee	1	None

None of the members of the Board of Managers who are not “interested persons” of the Separate Account within the meaning of section 2(a)(19) of the Act owns beneficially or of record securities of the Company or any of its affiliates. Each Board member has served in that capacity for more than a decade and is annually elected by Contract owners. The Board of Managers does not include a lead member who is not an interested person. The Board’s current structure is appropriate in view of the experience and longstanding working relationship of its members and the nature of the Separate Account’s operations. In overseeing the Separate Account’s operations, the Board receives regular reports on various aspects of the Separate Account’s operations, such as performance, securities holdings and compliance.

Allstate Assurance Company Separate Account B

Unaudited Financial Statements

June 30, 2012

STATEMENT OF ASSETS AND LIABILITIES

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2012
ASSETS
Common stocks - at fair value (Cost: $640,229)	$884,225
Cash	14,661
Receivable from Allstate Assurance Company	5,075
Accrued dividends	875

TOTAL ASSETS	$904,836

LIABILITIES AND CONTRACT OWNERS’ EQUITY

Amounts payable for terminations and variable annuity benefits	$7,467
Management fee and other amounts due Allstate Assurance Company	826

TOTAL LIABILITIES	8,293

Contract owners’ equity:

Deferred annuity contracts terminable by owners - (accumulation units outstanding: 43,079.311 at $15.78637 per unit)	680,066
Annuity contracts in pay-out period - (annuitization units outstanding: 13,712.900 at $15.78637 per unit)	216,477

TOTAL CONTRACT OWNERS’ EQUITY	896,543

TOTAL LIABILITIES AND CONTRACT OWNERS’ EQUITY	$904,836

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

(Unaudited)

Allstate Assurance Company Separate Account B

Six Months Ended June 30, 2012
INVESTMENT INCOME

Income:

Dividends	$12,051

Expenses - Note D:
Investment advisory services	2,214
Mortality and expense assurances	3,100

Total Expenses	5,314

NET INVESTMENT INCOME	6,737

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NOTE A

Net realized gain from investment transactions
Proceeds from sales	86,725
Cost of investments sold	27,403

Net realized gain	59,322

Net unrealized appreciation of investments:
At end of period	243,996
At beginning of period	249,691

Decrease in net unrealized appreciation of investments	(5,695)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	53,627

NET INCREASE IN CONTRACT OWNERS’ EQUITY FROM OPERATIONS	$60,364

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN VARIABLE ANNUITY CONTRACT OWNERS’ EQUITY

(Unaudited)

Allstate Assurance Company Separate Account B

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
BALANCE AT BEGINNING OF PERIOD	$855,834	$918,956

FROM OPERATIONS:

Net investment income	6,737	11,462
Net realized gain on investments	59,322	104,631
Decrease in net unrealized appreciation of investments	(5,695)	(91,491)

Increase in contract owners’ equity from operations	60,364	24,602

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS:

Terminations and death benefits (Units terminated):	(2,080)	(52,054)
2012 - 135.982;
2011 - 3,619.334
Variable annuity benefits paid (Number of units):	(17,575)	(35,670)

2012 - 1,128.057;
2011 - 2,463.201
Decrease in contract owners’ equity from variable annuity contract transactions	(19,655)	(87,724)

NET INCREASE (DECREASE) IN CONTRACT OWNERS’ EQUITY	40,709	(63,122)

BALANCE AT END OF PERIOD	$896,543	$855,834

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2012

	Number of Shares	Fair Value	% of Net Assets
COMMON STOCKS

CAPITAL GOODS

Caterpillar, Inc.	200	$16,982
Emerson Electric Company	1,000	46,580
General Electric Company	3,900	81,276
Ingersoll-Rand PLC	650	27,417

		172,255	19.2%

CONSUMER GOODS

PepsiCo, Inc.	1,200	84,792
Procter & Gamble Company	800	49,000

		133,792	14.9%

CONSUMER SERVICES

Target Corporation	500	29,095
Wal-Mart Stores, Inc.	500	34,860

		63,955	7.1%

ENERGY

Chevron Corporation	545	57,498
Dominion Resources, Inc.	1,000	54,000
Exxon Mobil Corporation	665	56,904

		168,402	18.8%

FINANCIAL

American Express Company	1,000	58,210
JPMorgan Chase & Company	1,200	42,876

		101,086	11.3%

HEALTH CARE

Johnson & Johnson	1,000	67,560
Stryker Corporation	1,000	55,100

		122,660	13.7%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS - Continued

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2012

	Number of Shares	Fair Value	% of Net Assets
COMMON STOCKS - Continued

TECHNOLOGY
Cisco Systems, Inc.	3,000	$51,510
Intel Corporation	1,500	39,975
Microsoft Corporation	1,000	30,590

		122,075	13.6%

TOTAL COMMON STOCK		884,225	98.6%

TOTAL INVESTMENTS		884,225	98.6%

CASH AND RECEIVABLES LESS LIABILITIES		12,318	1.4%

TOTAL CONTRACT OWNERS’ EQUITY		$896,543	100.0%

All investments held as of June 30, 2012, were in domestic companies based in the United States, except for Ingersoll-Rand PLC, which is based in Ireland.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2012

Selected data for an accumulation unit outstanding (including both deferred annuity contracts terminable by owners and annuity contracts in pay-out period) throughout each period excluding sales loads:

	Six Months Ended June 30, 2012		Year Ended December 31
			2011	2010	2009	2008
Investment income	$0.21		$0.36	$0.31	$0.26	$0.30
Expenses	0.09		0.17	0.16	0.13	0.18

Net investment income	0.12		0.19	0.15	0.13	0.12
Net realized and unrealized gain (loss) on investments	0.93		0.22	0.54	3.00	(7.38)

Net increase (decrease) in contract owners’ equity	1.05		0.41	0.69	3.13	(7.26)
Net contract owners’ equity:
Beginning of year	14.74		14.33	13.64	10.51	17.77

End of year	$15.79		$14.74	$14.33	$13.64	$10.51

Total Return	7.12%		2.86%	5.06%	29.78%	(40.86%)

Ratio of expenses to average contract owners’ equity	1.20	%*	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average contract owners’ equity	1.53	%*	1.29%	1.06%	1.18%	0.77%
Portfolio turnover	8%		19%	0%	2%	17%
Deferred annuity contracts terminable by owners-accumulation units outstanding at end of period	43,079		43,271	46,859	47,493	102,476

*	Annualized

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2012

NOTE A—INVESTMENTS AND ACCOUNTING POLICIES

Allstate Assurance Company Separate Account B (“Separate Account B”) is a segregated investment account of Allstate Assurance Company (formerly Provident National Assurance Company) and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Allstate Assurance Company has taken steps to deregister Separate Account B as an investment company under the Investment Company Act of 1940. The separate account is required to have less than 100 contract owners in order to qualify for deregistration. This requirement had been met as of December 31, 2009. As of June 30, 2012, the deregistration process had not been finalized with the Securities and Exchange Commission.

Certain administrative services of Separate Account B are provided by The Variable Annuity Life Insurance Company (“VALIC”) under a contract dated May 15, 1998. These services include processing of unit transactions and daily unit value calculations subsequent to December 1, 1998, as well as accounting and other services. On February 1, 2001, Unum Group (formerly UnumProvident Corporation) sold the Provident National Assurance Company corporate shell, including the Separate Account B assets and liabilities, to Allstate Life Insurance Company (“Allstate Life”), a wholly-owned subsidiary of Allstate Insurance Company (“Allstate”), a wholly-owned subsidiary of Allstate Insurance Holdings (“Allstate Holdings”), a wholly-owned subsidiary of The Allstate Corporation (the “Corporation”). This transaction had no impact on the contract owners of Separate Account B.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

Common stocks are valued at fair value using published market quotations which represent the closing sales price for securities traded on a national stock exchange or the mean between the quoted bid and asked prices for those traded over-the-counter.

Net assets allocated to contracts in the payout period are computed according to the 1971 Individual Annuity Mortality Table or the 1983a Individual Annuitant Mortality Table. The assumed investment return is 3.5 percent. The mortality risk is fully borne by Unum Group and may result in additional amounts being transferred into Separate Account B by Unum Group to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to Unum Group.

Realized and unrealized gains and losses are credited to, or charged to, contract owners’ equity. The identified cost basis has been used in determining realized gains and losses on sales of investments. There were gross unrealized gains of $260,286 and gross unrealized losses of $16,290 at June 30, 2012. Security transactions are recorded on a trade date basis. Dividend income is recorded on an accrual basis as of the ex-dividend date.

A summary of the cost of investments purchased and proceeds from investments sold for the period ended June 30, 2012, is shown below.

Six Months Ended June 30, 2012
Cost of investments purchased	$70,080

Proceeds from investments sold	$86,725

NOTES TO FINANCIAL STATEMENTS - Continued

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2012

NOTE B—FAIR VALUE MEASUREMENTS

Accounting Standards Codification 820 (“ASC 820”), Fair Value Measurements and Disclosures, defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 is intended to increase consistency and comparability among fair value estimates used in financial reporting. It does not require any new fair value measurements. ASC 820 clarifies a number of considerations with respect to fair value measurement objectives for financial reporting and expands disclosure about the use of fair value measurements, with particular emphasis on the inputs used to measure fair value. This disclosure is intended to provide users of the financial statements the ability to assess the reliability of an entity’s fair value measurements.

ASC 820 requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria for each level is summarized as follows:

•	Level 1 – Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that Separate Account B can access.
•	Level 2 – Assets and liabilities whose values are based on the following:
a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in markets that are not active; or
c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.
•

Level 3 – Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect Separate Account B’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.

As of June 30, 2012, all investments held by Separate Account B were valued using Level 1 inputs as defined by ASC 820. See the Schedule of Investments for the listing of investments segregated by industry composition.

NOTES TO FINANCIAL STATEMENTS - Continued

(Unaudited)

Allstate Assurance Company Separate Account B

June 30, 2012

NOTE C—FEDERAL INCOME TAXES

Separate Account B intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of Separate Account B are included in the tax return of Allstate Life. Allstate Life is taxed as a life insurance company under the Code and joins with the Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No state or federal income taxes are allocable to Separate Account B, as it did not generate taxable income.

Separate Account B had no liability for unrecognized tax benefits at June 30, 2012, and there was no activity related to unrecognized tax benefits during the year. Separate Account B believes that it is reasonably possible that the liability balance will not significantly change within the next six months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

NOTE D—EXPENSES

Deductions are made by Allstate Assurance Company at the end of each valuation period for investment advisory services and for mortality and expense assurances, which on an annual basis are .50% and .70%, respectively, of the average daily net assets of Separate Account B.

ACCUMULATION UNIT VALUE TABLE

(Unaudited)

Allstate Assurance Company Separate Account B

End of Month	Accumulation Unit Value	End of Month	Accumulation Unit Value
1968	1.036279	March 2004	14.120048
1969	1.080379	June	14.422906
1970	1.030039	September	13.795096
1971	1.178612	December	15.094382
1972	1.403795	March 2005	14.304578
1973	1.126624	June	14.363421
1974	0.863269	September	14.795618
1975	1.022844	December	15.370699
1976	1.156853	March 2006	15.914824
1977	1.064425	June	15.781618
1978	1.094150	September	15.949882
1979	1.219189	December	16.756791
1980	1.555258	March 2007	16.780022
1981	1.473246	June	17.955239
1982	1.812441	September	18.522881
1983	2.132092	December	17.766886
1984	2.029912	March 2008	16.403785
1985	2.480050	June	16.270263
1986	2.743444	September	14.738496
1987	2.734169	December	10.513382
1988	3.087892	March 2009	9.447797
1989	3.812606	June	11.125835
1990	3.736441	September	12.753690
1991	5.036212	December	13.639973
1992	5.028547	March 2010	14.463281
1993	5.646864	June	12.776415
1994	5.410722	September	13.705927
1995	6.908158	December	14.327625
1996	8.435567	March 2011	14.541089
1997	11.384926	June	14.964522
1998	15.192155	September	13.372847
1999	19.180992	December	14.741467
2000	16.659801	January 2012	15.264790
2001	15.297123	February	15.633716
2002	10.188983	March	16.202612
March 2003	9.728625	April	16.001603
June	11.721042	May	15.060513
September	12.329500	June	15.786373
December	13.879698

Initial contributions to Separate Account B were received on February 1, 1968, prior to which time the unit value was set at 1.000000

The above indicates the accumulation unit value on the last valuation day of each year from December 1968 through December 2002, on the last valuation day of each quarter from March 2003 through December 2011, and on the last valuation day of each month beginning January 2012. The results shown should not be considered as a representation of the results which may be realized in the future.

Item 2. Code of Ethics.

Not applicable to Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not applicable to Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Semi-Annual Report.

Item 6. Schedule of Investments.

Separate Account B’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to Separate Account B’s Board.

Item 11. Controls and Procedures.

(a) Within the 90-day period prior to the filing of this report, the Registrant’s management, including the person serving as both the Registrant’s Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures as defined in Investment Company Act Rule 30a-3(c). Based on that evaluation, the Chief Executive Officer/Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures were effective as of the date of this evaluation.

(b) No change in the Registrant’s internal control over financial reporting that materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting, occurred during the Registrant’s most recent fiscal year.

Item 12. Exhibits.

The following exhibits are attached to this Form N-CSR:

(1)	Not applicable to Semi-Annual Report.

(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. 270.30a-2(a)), attached hereto as Exhibit 12(a)(2).

(3) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 C.F.R. 270.30a-2(b)), attached hereto as Exhibit 12(a)(3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allstate Assurance Company

Separate Account B

By (Signature and Title):	/s/ David G. Fussell
David G. Fussell, Chairman, Board of Managers
Signing in the capacity of Chief Executive Officer
and Chief Financial Officer

Date: August 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ David G. Fussell
David G. Fussell, Chairman, Board of Managers
Signing in the capacity of Chief Executive Officer
and Chief Financial Officer

Date: August 29, 2012